Exhibit 10.17

6-1162-MDH-150
July 12, 1996

United Air Lines, Inc.
P.O. Box 66100
Chicago, Illinois 60666

Subject:  Letter Agreement No. 6-1162-MDH-150 to
          Purchase Agreement No. 1485, 1595, 1602, 1663
          and 1670 - [*CONFIDENTIAL MATERIAL OMITTED AND FILED
          SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
          PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Gentlemen:

Reference is made to Purchase Agreement Nos. 1485, 1595, 1602, 1663 and 1670 (each individually a "Purchase Agreement", and collectively the "Purchase Agreements") between The Boeing Company ("Boeing") and United Air Lines, Inc. ("Buyer") relating to the sale by Boeing and the purchase by Buyer of 737, 747, 757, 767 and 777 aircraft (hereinafter referred to as the Aircraft).

This letter agreement ("Letter Agreement"), when accepted by Buyer, will become part of each Purchase Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Purchase Agreements, not defined herein, shall have the same meaning as in such Purchase Agreements. If there is any inconsistency between the terms of this Letter Agreement and any such Purchase Agreement or any Purchase Agreement Amendment thereto the terms of this Letter Agreement will govern.


United Air Lines, Inc.
6-1162-MDH-150  Page 2


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


This letter Agreement sets forth certain business concessions extended by Boeing to Buyer as part of the following Supplemental
Agreements to the Purchase Agreements {the Supplemental
Agreements}:

          Supplemental Agreement No. 6 dated May 30, 1996 to
          Purchase Agreement No. 1485

          Supplemental Agreement No. 7 dated July 11, 1996 to
          Purchase Agreement No. 1485

          Supplemental Agreement No. 4 dated May 30, 1996 to
          Purchase Agreement No. 1663

          Supplemental Agreement No. 5 dated July 11, 1996 to
          Purchase Agreement No. 1663

          Supplemental Agreement No. 8 dated May 30, 1996 to
          Purchase Agreement No. 1670

          Supplemental Agreement No. 9 dated July 11, 1996 to
          Purchase Agreement No. 1670

Each such Supplemental Agreement identified certain Aircraft to be purchased by Buyer to satisfy certain commitments of Buyer as set forth in Letter Agreement No. [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Such Aircraft and their respective months and years of scheduled delivery are set forth in Attachment No. 1 to this Letter Agreement [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft and their respective months and years of scheduled delivery are set forth in such Attachment No. 1 to this Letter Agreement [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


United Air Lines, Inc.
6-1162-MDH-150  Page 3


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Such interest will be calculated using the 90 day AA Federal Reserve Commercial Paper Composite rate as posted on page 120 in Telerate (the Agreed Interest Rate), as on the close of business on the first day of each quarter. The accrued interest will be paid by wire transfer to Buyer on the first business day of the following quarter. [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


United Air Lines, Inc.
6-1162-MDH-150  Page 4



               A = B x C/(D-E) where

     A    =    [*CONFIDENTIAL
               MATERIAL OMITTED
     B    =    AND FILED
               SEPARATELY WITH
     C    =    THE SECURITIES
               AND EXCHANGE
     D    =    COMMISSION PURSUANT
               TO A REQUEST
     E    =    FOR CONFIDENTIAL
               TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

          1.2.1     Letter Agreement No. 1670-5R dated as of
     December 18, 1990, accepted and agreed to by Buyer on August
     2, 1991 is amended to delete the Model 747-422 Option
     Aircraft listed in Attachment No. 2 hereto, and as so amended such Letter Agreement No. 1670-5R shall remain in full force and effect, and

          1.2.2 the following letter agreements shall be deemed canceled and of no further force and effect:


Letter Agreement No.                         Purchase Agreement
-------------------                                 No.
                             Title           ------------------
                             -----

1485-8*               Option Aircraft (Block E)      1485
1663-5                Option Aircraft                1663
1595-4                Option Aircraft                1595



United Air Lines, Inc.
6-1162-MDH-150  Page 5


Notwithstanding the cancellation of Letter Agreement No. 1485-8, Boeing and Buyer agree the provisions of paragraph 11 [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of Letter Agreement No. 6-1162-TML-388 shall be applicable to the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


United Air Lines, Inc.
6-1162-MDH-150  Page 6


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


United Air Lines, Inc.
6-1162-MDH-150  Page 7


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


United Air Lines, Inc.
6-1162-MDH-150  Page 8


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


United Air Lines, Inc.
6-1162-MDH-150  Page 9


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Such interest under both advance payment schedules is to be calculated at an annual rate of 9% on a 365/366 day year (simple interest) up to and including the date of delivery of the applicable Aircraft.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

2.  Widebody Customer Support Matters.
    ---------------------------------

         2.1        737-300/500 Thrust Reverser Warning Light.
                    -----------------------------------------

Following Boeing's receipt of Buyer's [*CONFIDENTIAL MATERIAL
OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR  CONFIDENTIAL TREATMENT]
Boeing shall ship to Buyer the following:

   Part No.         Qty.           Description
   -------          ---            -----------

65-73606-170         12          Engine Accessory Unit



United Air Lines, Inc.
6-1162-MDH-150  Page 10



         2.2        Boeing Pilot Training Programs - Model 747/757/777.
                    --------------------------------------------------

For the Model 747, 757, 767 and 777 aircraft, following Boeing's receipt of Buyer's [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Boeing shall provide to Buyer the following quantity of sets of Boeing Pilot Training Programs:

                                              Qty
            Description                    per Model
            -----------                    ---------

Flight Training CBT Courseware          [*CONFIDENTIAL
(including Flight Crew Training         MATERIAL OMITTED
and Cabin Attendant)                    AND FILED SEPARATELY
                                        WITH THE SECURITIES
Flight Crew Video Briefings             AND EXCHANGE COMMISSION
                                        PURSUANT TO A REQUEST
Full sized colored instrument           FOR CONFIDENTIAL
panel configuration illustration        TREATMENT]

Electrically Plotted or Computer
Graphics Metafile Format


         2.3        Model 777 Simulator Data Package.
                    --------------------------------

Following Boeing's receipt of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Boeing will deliver to Buyer Model 777 Simulator Data Packages to allow Buyer to:

          2.3.1     Add 777 "B" Market capability to its "A"
     Market Simulator; and

         2.3.2      Add 777 "A" Market capability to its "B"
     Market simulator.


         2.4        Model 757 Simulator Data Package - 1997 Price.
                    ---------------------------------------------

For Subsequent Sets of Model 757 Simulator Data Packages and Concurrent Sets of Model 757 Simulator Data Packages purchased under Letter Agreement No. 6-1162-GKW-263 to Purchase Agreement No. 1485, Boeing shall extend to Buyer Boeing's 1997 price of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Subsequent Set [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Concurrent Set.


United Air Lines, Inc.
6-1162-MDH-150  Page 11


         2.5        Flight Simulator Hardware Support.
                    ---------------------------------

          2.5.1 For the Model 747 and 757, Boeing will work with Buyer to pre-implement a set of either long lead, or a complete set of, hardware for a new simulator in the required simulator tail number. Buyer will submit to Boeing a "coverage" P/O which will not be executed until selection of a simulator manufacturer to be used in this pre-implementation. Boeing also pre-implements generic simulator long-lead hardware that may be allocated to Buyer with appropriate notification. Kits are allocated based on notification, lead times, training needs, airplane delivery, etc. Notification must occur in a timely fashion or kits may not be available as required by Buyer. Once the kit is allocated, Buyer will then have first right of refusal on it. Only hardware requirement dates of greater than six months on receipt of order will be accepted by Boeing for hardware required in addition to allocated pre-implemented kit.

          2.5.2 Required Boeing proprietary hardware may be purchased at the then-current Boeing Spares Catalog prices. In the event that Buyer elects to submit Purchase Orders to Boeing for selected vendor hardware, such Purchase Orders shall be processed by Boeing in the same manner as sustaining spares for the Aircraft, in accordance with the applicable terms and conditions of Spare Parts General Terms Agreement No. 22, dated October 25, 1967 as amended and supplemented.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] This service will apply to Buyer's Fleet indicated above and will be provided [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to Buyer for a period of ten (10) years commencing with the delivery of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


United Air Lines, Inc.
6-1162-MDH-150  Page 12


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

All Manuals specified in this paragraph 2.7 will be produced in accordance with Air Transport Association (ATA) Specification 100, and to the revision level specified in the applicable Purchase Agreement. [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] If Boeing introduces and offers new technical documentation formats not currently offered, Buyer may elect to substitute the formats, in lieu of the existing formats, at Boeing's then current price and applicable terms and conditions.


United Air Lines, Inc.
6-1162-MDH-150  Page 13


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


United Air Lines, Inc.
6-1162-MDH-150  Page 14



4.   Confidentiality.
     ---------------

This Letter Agreement is subject to the confidentiality provisions of the following Letter Agreements.

Letter Agreement No.        Purchase Agreement No.
-------------------         ---------------------

6-1162-GKW-132                      1485
6-1162-DLJ-886                      1670
6-1162-DLJ-832                      1663
6-1162-GKW-653                      1595

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY


By /s/ M. O. Hurt
   --------------
Its Attorney in Fact

ACCEPTED AND AGREED TO this

Date: July 12, 1996

UNITED AIR LINES, INC.

By /s/ Douglas A. Hacker
   -----------------
Its Senior Vice President and
    Chief Financial Officer


Attachment No. 1 to
6-1162-MDH-150  Page 1


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


Attachment No. 2 to
6-1162-MDH-150  Page 1


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


Attachment No. 2 to
6-1162-MDH-150  Page 2


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


Attachment No. 2 to
6-1162-MDH-150  Page 3


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


Attachment No. 4 to
6-1162-MDH-150


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


Attachment No. 5 to
6-1162-MDH-150  Page 1


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


Attachment No. 6 to
6-1162-MDH-150 Page 1


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]